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                                                                   EXHIBIT 10.11

                                    AGREEMENT



     This Agreement is entered into as of March 31st, 2004, in Beijing, P.R.C. by and between the following two parties



KONGZHONG CORPORATION

Legal Representative:Yunfan Zhou

KONGZHONG INFORMATION TECHNOLOGIES (BEIJING) CO., LTD

Legal Registered Address: 12th floor, Zhong Dian Building, Zhong Guan Cun Nan Da Jie, Hai Dian District, Beijing

Legal Representative: Yunfan Zhou



BEIJING AIRINBOX INFORMATION TECHNOLOGIES CO., LTD

Legal Address: 12th floor, Zhong Dian Building, Zhong Guan Cun Nan Da Jie, Hai Dian District, Beijing

Legal Representative: Yunfan Zhou



YUNFAN ZHOU

PIN: 110102197411102374

Address: 9# 13A, Ma Dian Guan Cheng Nan Yuan, Hai Dian District,
Beijing



SONGLIN YANG

PIN: 410105490701051

Address: 9# 13A, Ma Dian Guan Cheng Nan Yuan, Hai Dian District, Beijing


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ZHEN HUANG

PIN: 610104780219162

Address: 9# 13A, Ma Dian Guan Cheng Nan Yuan, Hai Dian District, Beijing



WHEREAS:

1. The Loan Agreement, which was entered into between Yunfan Zhou and Communications Over The Air Inc. (afterwards transferred its name into KongZhong Corporation) in May 7, 2002, provided that KongZhong Corporation shall lend Yunfan Zhou no less than the amount of 700,000 RMB, which was the contributed capital to BEIJING AIRINBOX INFORMATION TECHNOLOGIES CO., LTD by Yunfan Zhou, and Yunfan Zhou acquired entire amount of the loan but has not refunded;

2. The Loan Agreement, which was entered into between Yunfan Zhou and Communications Over The Air Inc. (afterwards transferred its name into KongZhong Corporation) in September 26, 2003, provided that Communications Over The Air Inc. (afterwards transferred its name into KongZhong Corporation) shall lend Yunfan Zhou no less than the amount of 300,000 RMB, which was the capital to pay Leilei Wang, an ex-shareholder, in exchange with 15% of the total equity in BEIJING AIRINBOX INFORMATION TECHNOLOGIES CO., LTD, and Yunfan Zhou acquired entire amount of the loan but has not refunded;

3. The Loan Agreement, which was entered into between Songlin Yang and Communications Over The Air Inc. (afterwards transferred its name into KongZhong Corporation) in May 7, 2002, provided that KongZhong Corporation shall lend Songlin Yang no less than the amount of 700,000 RMB, which was the contributed capital to BEIJING AIRINBOX INFORMATION TECHNOLOGIES CO.,LTD by Songlin Yang, and Songlin Yang acquired entire amount of the loan but has not refunded;

4. The Loan Agreement, which was entered into between Zhen Huang and Communications Over The Air Inc. (afterwards transferred its name into KongZhong Corporation) in September 26, 2003, provided that Communications Over The Air Inc. (afterwards transferred its name into KongZhong Corporation) shall lend Zhen Huang no less than the amount of 300,000 RMB, which was the capital to pay Leilei Wang, an ex-shareholder, in exchange with 15% of the total equity in BEIJING AIRINBOX INFORMATION TECHNOLOGIES CO., LTD, and Zhen Huang acquired entire amount of the

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       loan but has not refunded;

5. The Exclusive Agreement, which was entered into by and between KONGZHONG INFORMATION TECHNOLOGIES (BEIJING) CO., LTD and BEIJING AIRINBOX INFORMATION TECHNOLOGIES CO., LTD in July 30, 2002, provided that two parties shall cooperate with each other in the fields of technical support, technical service, domain name and trademark;

6. All Parties to this Agreement reach the contracts relating to the relevant issues in the above Agreement in the signature date of this agreement. Yunfan Zhou, Songlin Yang, Zhen Huang and KongZhong Corporation reached a loan Agreement; KONGZHONG INFORMATION TECHNOLOGIES (BEIJING) CO., LTD and BEIJING AIRINBOX INFORMATION TECHNOLOGIES CO., LTD reached a trademark license agreement, a domain name license agreement and an exclusive technical and consulting services agreement; Yunfan Zhou, Songlin Yang, Zhen Huang and KONGZHONG INFORMATION TECHNOLOGY (BEIJING) CO., LTD reached a equity mortgage agreement; Yunfan Zhou, Songlin Yang, Zhen Huang and KONGZHONG INFORMATION TECHNOLOGIES (BEIJING) CO., LTD AND BEIJING AIRINBOX INFORMATION TECHNOLOGIES CO., LTD reached a business management agreement.


     Through friendly negotiation, all parties agrees that:

     1. After the effective date of this agreement, Article 1 to Article 6 of the "Whereas Clause" in the said agreements ("the original agreements") shall be substituted by the Articles below Articles 7 of the relevant agreements ("the new agreements"). The original agreements shall be terminated from the effective date of this agreement, and the original agreements have no binding force to parties.

     2. In order to avoid the misunderstanding, the signature and the effect of this agreement shall not effect the acquired rights and/or the coming obligation under the original agreements.

     3. After this agreement comes into effect, the rights and obligations of all parties under the original contracts shall be ruled by the new agreements.

     4. If dispute occurs among parties in the construction and the performance of this agreement, each party shall settle the disputes by negotiation in goodwill. If the

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          relevant parties could not reach the agreement to settle the dispute within the 30 days after the a party set forth a request to settle the dispute by negotiation, each party may file the relevant disputes to China International Economic and Trade Arbitration Committee to arbitrate following the effective arbitration rules. The arbitration forum is Beijing. The arbitration language is Chinese. The award of the arbitration is final and binding to parties.

     5. The rescind of the original agreements and the effect and substation of the new agreements shall be ruled by the law, under which the agreements were entered.

     6.   This Agreement goes into effect in the signature date.


     This Agreement is subscribed by parties in the date said above.



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[Signature Page, No Agreement Articles]



KONGZHONG CORPORATION

Authorized Representative:


/s/ Nick Yang



KONGZHONG INFORMATION TECHNOLOGIES (BEIJING) CO., LTD

Authorized Representative:


/s/ Nick Yang



BEIJING AIRINBOX INFORMATION TECHNOLOGIES CO., LTD

Authorized Representative:


/s/ Yunfan Zhou



YUNFAN ZHOU

Signature:  /s/ Yunfan Zhou





SONGLIN YANG

Signature:  /s/ Songlin Yang





ZHEN HUANG

Signature:  /s/ Zhen Huang


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